SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Policies)	12 Months Ended
Dec. 31, 2015
Accounting Policies [Abstract]
Accounting Principles

Accounting Principles

We prepare our consolidated financial statements and accompanying notes in accordance with accounting principles generally accepted in the United States (“GAAP”). The consolidated financial statements include our accounts and those of our wholly-owned subsidiaries. We have eliminated inter-company transactions and balances in consolidation.

Estimates and Assumptions

Estimates and Assumptions

The preparation of these financial statements requires us to make estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expense and related disclosure of contingent assets and liabilities. On an ongoing basis, we evaluate our estimates, including those related to revenue recognition, doubtful accounts, goodwill and intangible assets, accruals, stock-based compensation, income taxes, restructuring charges, leases, long-term service contracts, contingencies and litigation. We base our estimates on historical experience and on various other assumptions that we believe to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ materially from these estimates.

Cash and Cash Equivalents

Cash and Cash Equivalents

We consider all highly-liquid investments purchased with an original maturity of three months or less at the date of purchase and money market mutual funds to be cash equivalents. We maintain our cash and cash equivalents at major financial institutions and may at times exceed federally insured limits. We believe that the risk of loss is minimal. To date, we have not experienced any losses related to cash and cash equivalents.

Investment in Joint Venture

Investment in Joint Venture

We account for investments that provide us with the ability to exercise significant influence, but not control, over an investee using the equity method of accounting. Significant influence, but not control, is generally deemed to exist if we have an ownership interest in the voting stock of the investee of between 20% and 50%, although we consider other factors, such as minority interest protections, in determining whether the equity method of accounting is appropriate. As of December 31, 2015, Internap Japan Co., Ltd. (“Internap Japan”), a joint venture with NTT-ME Corporation and Nippon Telegraph and Telephone Corporation (“NTT Holdings”), qualified for equity method accounting. We record our proportional share of the income and losses of Internap Japan one month in arrears on the accompanying consolidated balance sheets as a long-term investment and our share of Internap Japan’s income and losses, net of taxes, as a separate caption in our accompanying consolidated statements of operations and comprehensive loss.

Fair Value of Financial Instruments

Fair Value of Financial Instruments

The carrying amounts of our financial instruments, including cash and cash equivalents, accounts receivable and other current liabilities, approximate fair value due to the short-term nature of these assets and liabilities. Due to the nature of our credit agreement and variable interest rates, the fair value of our debt approximates the carrying value.

We measure and report certain financial assets and liabilities at fair value on a recurring basis, including cash equivalents. The major categories of nonfinancial assets and liabilities that we measure at fair value include reporting units measured at fair value in step one of our goodwill impairment test.

Financial Instrument Credit Risk

Financial Instrument Credit Risk

Financial instruments that potentially subject us to a concentration of credit risk principally consist of cash, cash equivalents, marketable securities and trade receivables. Given the needs of our business, we may invest our cash and cash equivalents in money market funds.

Property and Equipment

Property and Equipment

We carry property and equipment at original acquisition cost less accumulated depreciation and amortization. We calculate depreciation and amortization on a straight-line basis over the estimated useful lives of the assets. Estimated useful lives used for network equipment are generally five years; furniture, equipment and software are three to seven years; and leasehold improvements are 10 to 25 years or over the lease term, depending on the nature of the improvement. We capitalize additions and improvements that increase the value or extend the life of an asset. We expense maintenance and repairs as incurred. We charge gains or losses from disposals of property and equipment to operations.

Leases

Leases

We record leases in which we have substantially all of the benefits and risks of ownership as capital leases and all other leases as operating leases. For leases determined to be capital leases, we record the assets held under capital lease and related obligations at the lesser of the present value of aggregate future minimum lease payments or the fair value of the assets held under capital lease. We amortize the asset over its estimated useful life or over the lease term, depending on the nature of the asset. The duration of lease obligations and commitments ranges from three years for equipment to 25 years for facilities. For leases determined to be operating leases, we record lease expense on a straight-line basis over the lease term. Certain leases include renewal options that, at the inception of the lease, are considered reasonably assured of being renewed. The lease term begins when we control the leased property, which is typically before lease payments begin under the terms of the lease. We record the difference between the expense in our consolidated statements of operations and comprehensive loss and the amount we pay as deferred rent, which we include in our consolidated balance sheets.

Costs of Computer Software Development

Costs of Computer Software Development

We capitalize software development costs incurred during the application development stage. Amortization begins once the software is ready for its intended use and is computed based on the straight-line method over the economic life. Judgment is required in determining which software projects are capitalized and the resulting economic life. We capitalized $4.6 million, $6.2 million and $7.5 million in internal-use software costs during the years ended December 31, 2015, 2014 and 2013, respectively. As of December 31, 2015 and 2014, the balance of unamortized internal-use software costs was $18.0 million and $17.7 million, respectively. During the years ended December 31, 2015, 2014 and 2013, amortization expense was $6.6 million, $6.7 million and $4.2 million, respectively.

Valuation of Long-Lived Assets

Valuation of Long-Lived Assets

We periodically evaluate the carrying value of our long-lived assets, including, but not limited to, property and equipment. We consider the carrying value of a long-lived asset impaired when the undiscounted cash flows from such asset are separately identifiable and we estimate them to be less than its carrying value. In that event, we would recognize a loss based on the amount by which the carrying value exceeds the fair value of the long-lived asset. We determine fair value based on either market quotes, if available, or discounted cash flows using a discount rate commensurate with the risk inherent in our current business model for the specific asset being valued. We would determine losses on long-lived assets to be disposed of in a similar manner, except that we would reduce fair values by the cost of disposal. We charge losses due to impairment of long-lived assets to operations during the period in which we identify the impairment.

Goodwill and Other Intangible Assets

Goodwill and Other Intangible Assets

For purposes of valuing our goodwill, we have the following reporting units: IP services, IP products, data center services and data center products. We performed our annual impairment review as of August 1, 2015 and concluded that goodwill attributed to each of our reporting units was not impaired as the fair value of each reporting unit exceeded the carrying value, including goodwill.

To determine the fair value of our reporting units, we utilize the discounted cash flow and market methods. We have consistently utilized both methods in our goodwill impairment tests as we believe both, in conjunction with each other, provide a reasonable estimate of the fair value of the reporting unit. The discounted cash flow method is specific to our anticipated future results of the reporting unit, while the market method is based on our market sector including our competitors.

We determined the assumptions supporting the discounted cash flow method, including the discount rate, using our estimates as of the date of the impairment review. To determine the reasonableness of these assumptions, we performed various sensitivity analyses on certain of the assumptions used in the discounted cash flow method, such as forecasted revenues and discount rate. We used reasonable judgment in developing our estimates and assumptions and there was no impairment indicated in our testing.

The assumptions, inputs and judgments used in performing the valuation analysis are inherently subjective and reflect estimates based on known facts and circumstances at the time we perform the valuation. These estimates and assumptions primarily include, but are not limited to, discount rates; terminal growth rates; projected revenues and costs; earnings before interest, taxes, depreciation and amortization for expected cash flows; market comparables and capital expenditure forecasts. The use of different assumptions, inputs and judgments, or changes in circumstances, could materially affect the results of the valuation. Due to inherent uncertainty involved in making these estimates, actual results could differ from our estimates and could result in additional non-cash impairment charges in the future.

While we have not identified any impairment indicators in our IP services reporting unit subsequent to the annual impairment review, the fair value of this reporting unit exceeded its carrying value by 13% as of August 1, 2015. If revenue for such reporting unit continues to decline, we may be at risk for future impairment. At December 31, 2015, goodwill attributable to the IP services reporting unit was $33.7 million.

We did identify an impairment indicator for our IP products reporting unit in that actual 2015 revenue did not meet projections. At December 31, 2015, we recalculated the fair value using revised revenue projections for the rollout of our new product, Managed Internet Route Optimizer Controller, which replaced our previous generation of route optimization hardware, and the fair value of this reporting unit substantially exceed the carrying value. However, since this is a new product without an established historical revenue pattern, the IP products reporting unit may be at future risk of impairment if we do not meet our revised projections. At December 31, 2015, goodwill attributable to the IP products reporting unit was $5.8 million.

Other intangible assets have finite lives and we record these assets at cost less accumulated amortization. We record amortization of acquired and developed technologies to be sold using the greater of (a) the ratio of current revenues to total and anticipated future revenues for the applicable technology or (b) the straight-line method over the remaining estimated economic life, which is five to eight years. We amortize the cost of customer relationship and trade names over their useful lives of 10 to 15 years. We assess other intangible assets on a quarterly basis whenever any events have occurred or circumstances have changed that would indicate that impairment could exist. Our assessment is based on estimated future cash flows directly associated with the asset or asset group. If we determine that the carrying value is not recoverable, we may record an impairment charge, reduce the estimated remaining useful life or both. We concluded that no impairment indicators existed, with the exception of the phase-out of the iWeb trade name further described in note 7, to cause us to reassess our other intangible assets during the year ended December 31, 2015.

Derivatives

Derivatives

We use derivatives only to reduce exposure to specific identified risks including managing the overall cost of capital and translational and transactional exposure arising from foreign transactions and ensuring the certainty of outcome as it relates to commodity pricing exposure. We do not use derivatives for any other purpose.

Exit Activities and Restructuring

Exit Activities and Restructuring

When circumstances warrant, we may elect to exit certain business activities or change the manner in which we conduct ongoing operations. If we make such a change, we will estimate the costs to exit a business or restructure ongoing operations. The components of the estimates may include estimates and assumptions regarding the timing and costs of future events and activities that represent our best expectations based on known facts and circumstances at the time of estimation. If circumstances warrant, we will adjust our previous estimates to reflect what we then believe to be a more accurate representation of expected future costs. Because our estimates and assumptions regarding exit activities and restructuring charges include probabilities of future events, such as our ability to find a sublease tenant within a reasonable period of time or the rate at which a sublease tenant will pay for the available space, such estimates are inherently vulnerable to changes due to unforeseen circumstances that could materially and adversely affect our results of operations. We monitor market conditions at each period end reporting date and will continue to assess our key assumptions and estimates used in the calculation of our exit activities and restructuring accrual.

Taxes

Taxes

We account for income taxes under the liability method. We determine deferred tax assets and liabilities based on differences between financial reporting and tax bases of assets and liabilities, and we measure the tax assets and liabilities using the enacted tax rates and laws that will be in effect when we expect the differences to reverse. We maintain a valuation allowance to reduce our deferred tax assets to their estimated realizable value. We may recognize deferred tax assets in future periods if and when we estimate them to be realizable and supported by historical trends of profitability and future expectations within each tax jurisdiction.

We evaluate liabilities for uncertain tax positions, and we recognized $0 and $0.4 million for associated liabilities during the years ended December 31, 2015 and 2014, respectively. We recorded nominal interest and penalties arising from the underpayment of income taxes in “Benefit for income taxes” in our accompanying consolidated statements of operations and comprehensive loss. As of December 31, 2015 and 2014, we accrued $0 for interest and penalties related to uncertain tax positions.

We account for telecommunication, sales and other similar taxes on a net basis in “General and administrative” expense in our accompanying consolidated statements of operations and comprehensive loss.

Stock-Based Compensation

Stock-Based Compensation

We measure stock-based compensation cost at the grant date based on the calculated fair value of the award. We recognize the expense over the employee’s requisite service period, generally the vesting period of the award. The fair value of restricted stock is the market value on the date of grant. The fair value of stock options is estimated at the grant date using the Black-Scholes option pricing model with weighted average assumptions for the activity under our stock plans. Option pricing model input assumptions, such as expected term, expected volatility and risk-free interest rate, impact the fair value estimate. Further, the forfeiture rate impacts the amount of aggregate compensation. These assumptions are subjective and generally require significant analysis and judgment to develop.

The expected term represents the weighted average period of time that we expect granted options to be outstanding, considering the vesting schedules and our historical exercise patterns. Because our options are not publicly traded, we assume volatility based on the historical volatility of our stock. The risk-free interest rate is based on the U.S. Treasury yield curve in effect at the time of grant for periods corresponding to the expected option term. We have also used historical data to estimate option exercises, employee termination and stock option forfeiture rates. Changes in any of these assumptions could materially impact our results of operations in the period the change is made.

We do not recognize a deferred tax asset for unrealized tax benefits associated with the tax deductions in excess of the compensation recorded (excess tax benefit). We apply the “with and without” approach for utilization of tax attributes upon realization of net operating losses in the future. This method allocates stock-based compensation benefits last among other tax benefits recognized. In addition, we apply the “direct only” method of calculating the amount of windfalls or shortfalls.

Treasury Stock

Treasury Stock

As permitted by our stock-based compensation plans, we acquire shares of treasury stock as payment of statutory minimum payroll taxes due from employees for stock-based compensation. However, we do not use shares of treasury stock acquired from employees in this manner to issue new equity awards under our stock-based compensation plans.

Revenue Recognition

Revenue Recognition

We generate revenues primarily from the sale of data center services, including colocation, hosting and cloud, and IP services. Our revenues typically consist of monthly recurring revenues from contracts with terms of one year or more. We recognize the monthly minimum as revenue each month provided that we have entered into an enforceable contract, we have delivered the service to the customer, the fee for the service is fixed or determinable and collection is reasonably assured. We record installation fees as deferred revenue and recognize the revenue ratably over the estimated customer life.

For our data center services revenue, we determine colocation revenues by occupied square feet and both allocated and variable-based usage, which includes both physical space for hosting customers’ network and other equipment plus associated services such as power and network connectivity, environmental controls and security. We determine hosting revenues by the number of servers utilized (physical or virtual) and cloud revenues by the amount of processing and storage consumed.

We recognize IP services revenues on fixed-commitment or usage-based pricing. IP service contracts usually have fixed minimum commitments based on a certain level of bandwidth usage with additional charges for any usage over a specified limit. If a customer’s usage of our services exceeds the monthly minimum, we recognize revenue for such excess in the period of the usage.

We use contracts and sales or purchase orders as evidence of an arrangement. We test for availability or connectivity to verify delivery of our services. We assess whether the fee is fixed or determinable based on the payment terms associated with the transaction and whether the sales price is subject to refund or adjustment.

We also enter into multiple-element arrangements, or bundled services. When we enter into such arrangements, we account for each element separately over its respective service period provided that we have objective evidence of fair value for the separate elements. Objective evidence of fair value includes the price charged for the element when sold separately. If we cannot objectively determine the fair value of each element, we recognize the total value of the arrangement ratably over the entire service period to the extent that we have begun to provide the services, and we have satisfied other revenue recognition criteria.

For multiple-deliverable revenue arrangements we allocate arrangement consideration at the inception of an arrangement to all deliverables using the relative selling price method. The hierarchy for determining the selling price of a deliverable includes (a) vendor-specific objective evidence, if available, (b) third-party evidence, if vendor-specific objective evidence is not available and (c) best estimated selling price, if neither vendor-specific nor third-party evidence is available.

Vendor-specific objective evidence is generally limited to the price charged when we sell the same or similar service separately. If we seldom sell a service separately, it is unlikely that we will determine vendor-specific objective evidence for the service. We define vendor-specific objective evidence as an average price of recent standalone transactions that we price within a narrow range that we define.

We determine third-party evidence based on the prices charged by our competitors for a similar deliverable when sold separately. It is difficult for us to obtain sufficient information on competitor pricing to substantiate third-party evidence and therefore we may not always be able to use this measure.

If we are unable to establish selling price using vendor-specific objective evidence or third-party evidence, we use best estimated selling price in our allocation of arrangement consideration. The objective of best estimated selling price is to determine the price at which we would transact if we sold the service on a standalone basis. Our determination of best estimated selling price involves a weighting of several factors including, but not limited to, pricing practices and market conditions.

We analyze the selling prices used in our allocation of arrangement consideration on an annual basis at a minimum. We will analyze selling prices on a more frequent basis if a significant change in our business necessitates a more timely analysis or if we experience significant variances in our selling prices.

We account for each deliverable within a multiple-deliverable revenue arrangement as a separate unit of accounting if both of the following criteria are met: (a) the delivered item or items have value to the customer on a standalone basis and (b) for an arrangement that includes a general right of return for the delivered item(s), we consider delivery or performance of the undelivered item(s) probable and substantially in our control. We consider a deliverable to have standalone value if we sell this item separately or if the item is sold by another vendor or could be resold by the customer. Further, our revenue arrangements generally do not include a right of return relative to delivered services.

We combine deliverables not meeting the criteria for being a separate unit of accounting with a deliverable that does meet that criterion. We then determine the appropriate allocation of arrangement consideration and recognition of revenue for the combined unit of accounting.

Deferred revenue consists of revenue for services to be delivered in the future and consists primarily of advance billings, which we amortize over the respective service period. We defer and amortize revenues associated with billings for installation of customer network equipment over the estimated life of the customer relationship, which was, on average, approximately six years for 2015, 2014 and 2013. We defer and amortize revenues for installation services because the installation service is integral to our primary service offering and does not have value to customers on a stand-alone basis. We also defer and amortize the associated incremental direct costs.

We routinely review the collectability of our accounts receivable and payment status of our customers. If we determine that collection of revenue is uncertain, we do not recognize revenue until collection is reasonably assured. Additionally, we maintain an allowance for doubtful accounts resulting from the inability of our customers to make required payments on accounts receivable. We base the allowance for doubtful accounts on general customer information, which primarily includes our historical cash collection experience and the aging of our accounts receivable, as well as historical write-offs as a percentage of revenue. We assess the payment status of customers by reference to the terms under which we provide services or goods, with any payments not made on or before their due date considered past-due. Once we have exhausted all collection efforts, we write the uncollectible balance off against the allowance for doubtful accounts. We routinely perform credit checks for new and existing customers and require deposits or prepayments for customers that we perceive as being a credit risk. In addition, we record a reserve amount for potential credits to be issued under our service level agreements and other sales adjustments.

Research and Development Costs

Research and Development Costs

We include research and development costs in general and administrative costs and we expense them as incurred. These costs primarily relate to our development and enhancement of IP routing technology, hosting and cloud technologies and network engineering costs associated with changes to the functionality of our services. Research and development costs were $2.2 million, $2.8 million and $2.1 million during the years ended December 31, 2015, 2014 and 2013, respectively. These costs do not include $6.5 million, $8.5 million and $7.5 million of internal-use and available for sale software costs capitalized during the years ended December 31, 2015, 2014 and 2013, respectively.

Advertising Costs

Advertising Costs

We expense all advertising costs as incurred. Advertising costs during the years ended December 31, 2015, 2014 and 2013 were $4.9 million, $6.5 million and $3.1 million, respectively.

Net Loss Per Share

Net Loss Per Share

We compute basic net loss per share by dividing net loss attributable to our common stockholders by the weighted average number of shares of common stock outstanding during the period. We exclude all outstanding options and unvested restricted stock as such securities are anti-dilutive for all periods presented.

Basic and diluted net loss per share is calculated as follows (in thousands, except per share amounts):

	Year Ended December 31,
	2015	2014	2013
Net loss and net loss available to common stockholders	$(48,443)	$(39,494)	$(19,830)
Weighted average shares outstanding, basic and diluted	51,898	51,237	51,135

Net loss per share, basic and diluted	$(0.93)	$(0.77)	$(0.39)

Anti-dilutive securities excluded from diluted net loss per share calculation for stock-based compensation plans	6,655	6,696	6,795

Segment Information and Operating Costs and Expenses

Segment Information and Operating Costs and Expenses

We align our reportable segments with the internal reporting that management uses for making operating decisions and assessing performance. Effective January 1, 2016, as further described in note 12, we operate in two business segments: data center and network services and cloud and hosting services. We include the operations of iWeb Technologies Inc. (“iWeb”), acquired in November 2013, in our cloud and hosting services segment. In addition, in conjunction with the change in our organizational structure, we reclassified certain costs included in the expense categories on our consolidated statement of operations, which resulted in the following: a reclassification of "Sales and marketing" and "General and administrative" to "Sales, general and administrative" and "Direct costs of amortization of acquired and developed technologies" to "Depreciation and amortization" included on our consolidated statements of operations.

Recent Accounting Pronouncements

Recent Accounting Pronouncements

Effective January 1, 2016, we adopted new guidance that required debt issuance costs related to a recognized debt liability to be presented in the balance sheet as a direct deduction from the carrying amount of that debt liability, which is consistent with the presentation of debt discounts. The guidance, applied retrospectively, was effective for financial statements issued for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. Adoption did not have a material impact on our financial condition and had no impact on our result of operations. Our restatement of prior year amounts from assets to liabilities was $0.9 million and $1.0 million at December 31, 2015 and 2014, respectively.

In November 2015, the Financial Accounting Standards Board (“FASB”) issued guidance to simplify the presentation of deferred income taxes, which require deferred tax liabilities and assets to be classified as noncurrent in a classified statement of financial position. We have elected early adoption as of December 31, 2015 and prospectively applied the guidance. We did not retrospectively adjust prior periods. Had we retrospectively applied the guidance at December 31, 2014, the impact on the accompanying consolidated balance sheet would have been a decrease in “Current deferred tax asset” of $0.6 million with a decrease in “Long-term deferred tax liability” of $0.6 million.

In February 2015, FASB issued guidance to improve targeted areas of the existing consolidation guidance and reduce the number of consolidation models. This update is effective for annual and interim periods beginning after December 15, 2015, with early adoption permitted. We expect adoption will not have a material impact on our financial condition or result of operations.

In August 2014, FASB issued new guidance which requires management to evaluate, in connection with preparing financial statements for each annual and interim reporting period, whether there are conditions or events, considered in the aggregate, that raise substantial doubt about an entity’s ability to continue as a going concern within one year after the date the financial statements are issued (or within one year after the date that the financial statements are available to be issued when applicable) and provide related disclosures. The guidance is effective for the annual and interim periods ending after December 15, 2016. Early adoption is permitted. We expect adoption will not have a material impact on our financial condition or result of operations.

In May 2014, FASB issued new guidance which provides a single model for revenue arising from contracts with customers and supersedes current revenue recognition guidance. The guidance is effective for periods beginning January 1, 2018. The guidance permits the application of its requirements retrospectively to all prior periods presented or in the year of adoption through a cumulative adjustment. We are currently evaluating the impact that the adoption will have on our consolidated financial statements and related disclosures. As we have not completed our evaluation, we cannot make a determination of the impact and have not yet selected a transition method or determined the impact of the standard on our ongoing financial reporting.